Exhibit 10.2

TERMINATION OF LICENSE AGREEMENT UCSD CONTROL #2008-03-0536

This termination agreement (“Termination Agreement”) is made by and between Navidea Biopharmaceuticals, Inc., a Delaware corporation having an address at 5600 Blazer Parkway, Suite 200, Dublin, OH 43017-1367 (“LICENSEE”) and The Regents of the University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer Office, Mail Code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”).

This Termination Agreement is effective on the date of the last signature (“Effective Date”).

RECITALS

WHEREAS, LICENSEE previously entered a license agreement, UCSD Control #2008-03-0536 effective April 9, 2008, as Neoprobe Corporation for the commercial development of the invention disclosed in UCSD Disclosure Docket No. SD1998-088 and titled “Macromolecular Carrier for Drug and Diagnostic Agent Delivery” made in the course of research at UCSD by Dr. David Vera.
WHEREAS, LICENSEE changed its name from Neoprobe Corporation to Navidea Biopharmaceuticals, Inc. effective January 5, 2012.
WHEREAS, LICENSEE and UNIVERSITY both desire, for their mutual benefit, to terminate the agreement UCSD Control #2008-03-0536 effective as of the Effective Date.
NOW, THEREFORE, the LICENSEE and UNIVERSITY thereby agree to terminate agreement UCSD Control #2008-03-0536 and further agree that the only provisions of that agreement that shall survive termination are:
Paragraph 7.4 (Disposition of Licensed Products on Hand);
Paragraph 8.1(c), and 8.1(d) (Limited Warranty);
Paragraph 8.2 (Indemnification);
Article 9 (USE OF NAMES AND TRADEMARKS);
Paragraph 10.2 (Secrecy); and
Paragraph 10.6 (Governing Laws).
IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Termination Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

NAVIDEA BIOPHARMACEUTICALS, INC.    THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA

By: /s/ Thomas H. Tulip                By: /s/ William J. Decker

Name: Thomas H. Tulip, PhD            William J. Decker, Ph.D.

Title: President & Chief Business Officer        Associate Director-Technology Transfer

Date: 11 July 2014                    Date: July 14, 2014